Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rajiv De Silva, the Chief Executive Officer of Venus Concept Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

[SIGNATURE PAGE FOLLOWS]

Date: March 31, 2025                                                               By:          /s/ Rajiv De Silva

Name: Rajiv De Silva

Chief Executive Officer

(Principal Executive Officer)